Exhibit 99.3


            Statement Under Oath of Principal Executive Officer
                     Regarding Facts and Circumstances
                      Relating to Exchange Act Filings

I, Brian Duperreault, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of ACE Limited, and except as corrected or supplemented in a subsequent covered report:

      o No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o    Report of ACE Limited on Form 10-K for the year ended
           December 31, 2001;

      o All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of ACE Limited filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o    Any amendments to any of the foregoing.


/s/ Brian Duperreault                       Subscribed and sworn to
----------------------                      before me this 13th day of
Brian Duperreault                           August, 2002.
August 13, 2002
                                            Notary Public

                                            /s/ David W. J. Astwood
                                            ----------------------------------
                                            My Commission Expires:  Upon Death